Exhibit 99.1

News from AEP

MEDIA CONTACT:	ANALYSTS CONTACT:
Melissa McHenry	Darcy Reese
Managing Director, External Communications	Managing Director, Investor Relations
614/716-1120	614/716-2614
FOR IMMEDIATE RELEASE

AEP REPORTS STRONG SECOND-QUARTER 2020 EARNINGS; MANAGING
PERFORMANCE DURING ECONOMIC DOWNTURN

•Second-quarter 2020 GAAP earnings of $1.05 per share; second-quarter 2020 operating earnings of $1.08 per share
•Investments to benefit customers, plus weather, support solid earnings performance
•Company reaffirms 2020 operating earnings (non-GAAP) guidance range of $4.25 to $4.45 per share and 5% to 7% long-term growth rate

AMERICAN ELECTRIC POWER
Preliminary, unaudited results

	Second Quarter ended June 30,			Year-to-date ended June 30,
	2020	2019	Variance	2020	2019	Variance
Revenue ($ in billions):	3.5	3.6	(0.1)	7.2	7.6	(0.4)
Earnings ($ in millions):
GAAP	520.8	461.3	59.5	1,016.0	1,034.1	(18.1)
Operating (non-GAAP)	533.5	493.6	39.9	1,037.7	1,078.4	(40.7)

EPS ($):
GAAP	1.05	0.93	0.12	2.05	2.10	(0.05)
Operating (non-GAAP)	1.08	1.00	0.08	2.10	2.19	(0.09)
EPS based on 496 million shares 2Q 2020, 494 million shares 2Q 2019, 495 million shares YTD 2020 and 493 million shares YTD 2019.

COLUMBUS, Ohio, Aug 6, 2020 - American Electric Power (NYSE: AEP) today reported second-quarter 2020 earnings, prepared in accordance with Generally Accepted Accounting Principles (GAAP), of $521 million or $1.05 per share, compared with GAAP earnings of $461 million or $0.93 per share in second-quarter 2019. Operating earnings for second-quarter 2020 were $534 million or

$1.08 per share, compared with operating earnings of $494 million or $1.00 per share in second-quarter 2019. Operating earnings is a non-GAAP measure representing GAAP earnings excluding special items. The difference between 2020 GAAP earnings and operating earnings for the quarter was primarily driven by the impacts of COVID-19 and the Achieving Excellence cost savings and efficiency program.
A full reconciliation of GAAP earnings to operating earnings for the quarter and year-to-date is included in the tables at the end of this news release.
“Our employees have done an amazing job protecting themselves and our customers over the past five months as we’ve kept power flowing, responded to storms and adjusted to a new normal of nearly 12,000 employees working remotely. In the last few months, we’ve focused on outreach to our customers, providing resources and payment options to help them manage the economic impacts of the pandemic,” said Nicholas K. Akins, AEP chairman, president and chief executive officer.
“While adjusting to the challenges of the pandemic, we still made significant progress on our long-term strategy to diversify our generation mix in the second quarter. We received all necessary approvals to move forward with the $2 billion North Central wind projects that will provide renewable energy for our customers in Arkansas, Louisiana and Oklahoma. Additionally, we retired the last generating unit at our coal-fueled Conesville Plant in Ohio.
“We’ve continued to review our load projections based on the economic impacts of the pandemic. The overall load declines we experienced in the second quarter were consistent with our expectations, and we’ve seen gradual improvements in load growth since May. If the ongoing impacts of the pandemic don’t necessitate closing non-essential businesses again, we expect gradual economic recovery to continue throughout the second half of this year,” Akins said.
“The 2020 operations and maintenance spending cuts we announced in May are on target, and we remain focused on achieving longer term efficiencies through our Achieving Excellence Program. We are reaffirming our existing 2020 operating earnings guidance range of $4.25 to $4.45 per share. We’ve also updated our five-year capital plan from $33 billion to $35 billion to include the North Central wind projects and are reaffirming our long-term growth rate of 5% to 7%,” Akins said.

SUMMARY OF RESULTS BY SEGMENT
$ in millions

GAAP Earnings	2Q 20	2Q 19	Variance	YTD 20	YTD 19	Variance
Vertically Integrated Utilities (a)	255.9	177.7	78.2	501.2	480.1	21.1
Transmission & Distribution Utilities (b)	139.5	131.4	8.1	255.7	287.9	(32.2)
AEP Transmission Holdco (c)	91.5	154.5	(63.0)	232.1	278.7	(46.6)
Generation & Marketing (d)	65.9	9.4	56.5	94.3	49.5	44.8
All Other	(32.0)	(11.7)	(20.3)	(67.3)	(62.1)	(5.2)
Total GAAP Earnings (Loss)	520.8	461.3	59.5	1,016.0	1,034.1	(18.1)

Operating Earnings (non-GAAP)	2Q 20	2Q 19	Variance	YTD 20	YTD 19	Variance
Vertically Integrated Utilities (a)	270.4	186.9	83.5	517.6	497.7	19.9
Transmission & Distribution Utilities (b)	144.9	131.3	13.6	261.9	287.9	(26.0)
AEP Transmission Holdco (c)	93.9	154.6	(60.7)	234.5	278.8	(44.3)
Generation & Marketing (d)	55.9	27.4	28.5	90.6	70.5	20.1
All Other	(31.6)	(6.6)	(25.0)	(66.9)	(56.5)	(10.4)
Total Operating Earnings (non-GAAP)	533.5	493.6	39.9	1,037.7	1,078.4	(40.7)

A full reconciliation of GAAP earnings with operating earnings is included in tables at the end of this news release.

a.Includes AEP Generating Co., Appalachian Power, Indiana Michigan Power, Kentucky Power, Kingsport Power, Public Service Company of Oklahoma, Southwestern Electric Power and Wheeling Power.
b.Includes Ohio Power and AEP Texas.
c.Includes wholly-owned transmission-only subsidiaries and transmission-only joint ventures.
d.Includes AEP OnSite Partners, AEP Renewables, competitive generation in ERCOT and PJM as well as marketing, risk management and retail activities in ERCOT, PJM and MISO.

EARNINGS GUIDANCE
AEP management reaffirmed its 2020 operating earnings guidance range to $4.25 to $4.45 per share. Operating earnings could differ from GAAP earnings for matters such as impairments, divestitures or changes in accounting principles. AEP management is not able to forecast if any of these items will occur or any amounts that may be reported for future periods. Therefore, AEP is not able to provide a corresponding GAAP equivalent for earnings guidance.
Reflecting special items recorded through the second quarter, the estimated earnings per share on a GAAP basis would be $4.20 to $4.40 per share. See the table below for a full reconciliation of 2020 earnings guidance.

2020 EPS Guidance Reconciliation

Estimated EPS on a GAAP basis	$4.20	to	$4.40

Mark-to-market impact of commodity hedging activities		(0.01)

COVID-19		0.04

Achieving Excellence Program		0.02

Operating EPS Guidance	$4.25	to	$4.45

WEBCAST
AEP’s quarterly discussion with financial analysts and investors will be broadcast live over the internet at 9 a.m. Eastern today at http://www.aep.com/webcasts. The webcast will include audio of the discussion and visuals of charts and graphics referred to by AEP management. The charts and graphics will be available for download at http://www.aep.com/webcasts.
AEP’s earnings are prepared in accordance with accounting principles generally accepted in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. The company’s operating earnings, a non-GAAP measure representing GAAP earnings excluding special items as described in the news release and charts, provide another representation for investors to evaluate the performance of the company’s ongoing business activities. AEP uses operating earnings as the primary performance measurement when communicating with analysts and investors regarding its earnings outlook and results. The company uses operating earnings data internally to measure performance against budget, to report to AEP’s Board of Directors and also as an input in determining performance-based compensation under the company’s employee incentive compensation plans.
American Electric Power, based in Columbus, Ohio, is focused on building a smarter energy infrastructure and delivering new technologies and custom energy solutions to our customers. AEP’s approximately 17,400 employees operate and maintain the nation’s largest electricity transmission system and more than 221,000 miles of distribution lines to efficiently deliver safe, reliable power to nearly 5.5 million regulated customers in 11 states. AEP also is one of the nation’s largest electricity producers with approximately 30,000 megawatts of diverse generating capacity, including more than 5,200 megawatts of renewable energy. AEP’s family of companies includes utilities AEP Ohio, AEP Texas, Appalachian Power (in Virginia and West Virginia), AEP Appalachian Power (in Tennessee), Indiana Michigan Power, Kentucky Power, Public Service Company of Oklahoma, and Southwestern Electric Power Company (in Arkansas, Louisiana, east Texas and the Texas Panhandle). AEP also owns AEP Energy, AEP Energy Partners, AEP OnSite Partners, and AEP Renewables, which provide innovative competitive energy solutions nationwide. For more information, visit aep.com.

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This report made by American Electric Power and its Registrant Subsidiaries contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Although AEP and each of its Registrant Subsidiaries believe that their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are: changes in economic conditions, electric market demand and demographic patterns in AEP service territories; the impact of pandemics, including COVID-19, and any associated disruption of AEP’s business operations due to impacts on economic or market conditions, electricity usage, employees, customers, service providers, vendors and suppliers; inflationary or deflationary interest rate trends; volatility in the financial markets, particularly developments affecting the availability or cost of capital to finance new capital projects and refinance existing debt; the availability and cost of funds to finance working capital and capital needs, particularly during periods when the time lag between incurring costs and recovery is long and the costs are material; decreased demand for electricity; weather conditions, including storms and drought conditions, and AEP’s ability to recover significant storm restoration costs; the cost of fuel and its transportation, the creditworthiness and performance of fuel suppliers and transporters and the cost of storing and disposing of used fuel, including coal ash and spent nuclear fuel; the availability of fuel and necessary generation capacity and the performance of AEP’s generation plants; AEP’s ability to recover fuel and other energy costs through regulated or competitive electric rates; AEP’s ability to build or acquire renewable generation, transmission lines and facilities (including the ability to obtain any necessary regulatory approvals and permits) when needed at acceptable prices and terms and to recover those costs; new legislation, litigation and government regulation, including oversight of nuclear generation, energy commodity trading and new or heightened requirements for reduced emissions of sulfur, nitrogen, mercury, carbon, soot or particulate matter and other substances that could impact the continued operation, cost recovery, and/or profitability of AEP’s generation plants and related assets; evolving public perception of the risks associated with fuels used before, during and after the generation of electricity, including coal ash and nuclear fuel; timing and resolution of pending and future rate cases, negotiations and other regulatory decisions, including rate or other recovery of new investments in generation, distribution and transmission service and environmental compliance; resolution of litigation; AEP’s ability to constrain operation and maintenance costs; prices and demand for power generated and sold at wholesale; changes in technology, particularly with respect to energy storage and new, developing, alternative or distributed sources of generation; AEP’s ability to recover through rates any remaining unrecovered investment in generation units that may be retired before the end of their previously projected useful lives; volatility and changes in markets for coal and other energy-related commodities, particularly changes in the price of natural gas; changes in utility regulation and the allocation of costs within regional transmission organizations, including ERCOT, PJM and SPP; changes in the creditworthiness of the counterparties with whom AEP has contractual arrangements, including participants in the energy trading market; actions of rating agencies, including changes in the ratings of AEP debt; the impact of volatility in the capital markets on the value of the investments held by AEP’s pension, OPEB, captive insurance entity and nuclear decommissioning trust and the impact of such volatility on future funding requirements; accounting standards periodically issued by accounting standard-setting bodies; other risks and unforeseen events, including wars, the effects of terrorism (including increased security costs), embargoes, naturally occurring and human-caused fires, cyber security threats and other catastrophic events; and the ability to attract and retain the requisite work force and key personnel.

American Electric Power

Financial Results for the Second Quarter of 2020
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2020
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		255.9	139.5	91.5	65.9	(32.0)	520.8	$1.05

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	(10.4)	—	(10.4)	(0.02)
COVID-19	(b)	8.8	3.1	0.5	0.1	—	12.5	0.03
Achieving Excellence Program	(c)	5.7	2.3	1.9	0.3	0.4	10.6	0.02
Total Special Items		14.5	5.4	2.4	(10.0)	0.4	12.7	$0.03

Operating Earnings (Loss) (non-GAAP)		270.4	144.9	93.9	55.9	(31.6)	533.5	$1.08

Financial Results for the Second Quarter of 2019
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2019
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		177.7	131.4	154.5	9.4	(11.7)	461.3	$0.93

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	12.3	—	12.3	0.03
Severance Charges	(c)	9.2	(0.1)	0.1	(0.1)	—	9.1	0.02
Acquisition Fees	(c)	—	—	—	5.8	5.1	10.9	0.02
Total Special Items		9.2	(0.1)	0.1	18.0	5.1	32.3	$0.07

Operating Earnings (Loss) (non-GAAP)		186.9	131.3	154.6	27.4	(6.6)	493.6	$1.00

(a)Reflected in Revenues and Income Tax Expense
(b)Reflected in Fuel Expense, Other Operation Expenses and Income Tax Expense
(c)Reflected in Other Operation Expenses and Income Tax Expense

American Electric Power
Summary of Selected Sales Data
Regulated Connected Load
(Data based on preliminary, unaudited results)

	Three Months Ended June 30,
ENERGY & DELIVERY SUMMARY	2020	2019	Change

Vertically Integrated Utilities
Retail Electric (in millions of kWh):
Residential	6,976	6,315	10.5%
Commercial	5,150	5,710	(9.8)%
Industrial	7,699	8,865	(13.2)%
Miscellaneous	511	547	(6.6)%
Total Retail	20,336	21,437	(5.1)%

Wholesale Electric (in millions of kWh): (a)	4,924	4,826	2.0%

Total KWHs	25,260	26,263	(3.8)%

Transmission & Distribution Utilities
Retail Electric (in millions of kWh):
Residential	6,299	5,799	8.6%
Commercial	5,559	6,232	(10.8)%
Industrial	5,148	5,864	(12.2)%
Miscellaneous	180	196	(8.2)%
Total Retail (b)	17,186	18,091	(5.0)%

Wholesale Electric (in millions of kWh): (a)	455	440	3.4%

Total KWHs	17,641	18,531	(4.8)%

(a)Includes off-system sales, municipalities and cooperatives, unit power and other wholesale customers
(b)Represents energy delivered to distribution customers

American Electric Power

Financial Results for Year-to-Date 2020
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2020
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		501.2	255.7	232.1	94.3	(67.3)	1,016.0	$2.05

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	(4.1)	—	(4.1)	(0.01)
COVID-19	(b)	10.7	3.9	0.5	0.1	—	15.2	0.04
Achieving Excellence Program	(c)	5.7	2.3	1.9	0.3	0.4	10.6	0.02
Total Special Items		16.4	6.2	2.4	(3.7)	0.4	21.7	$0.05

Operating Earnings (Loss) (non-GAAP)		517.6	261.9	234.5	90.6	(66.9)	1,037.7	$2.10

Financial Results for Year-to-Date 2019
Reconciliation of GAAP to Operating Earnings (non-GAAP)

		2019
		Vertically Integrated Utilities	Transmission & Distribution Utilities	AEP Transmission Holdco	Generation & Marketing	Corporate and Other	Total	EPS
		($ millions)

GAAP Earnings (Loss)		480.1	287.9	278.7	49.5	(62.1)	1,034.1	$2.10

Special Items
Mark-to-Market Impact of Commodity Hedging Activities	(a)	—	—	—	15.3	—	15.3	0.03
Severance Charges	(c)	17.6	—	0.1	(0.1)	0.5	18.1	0.04
Acquisition Fees	(c)	—	—	—	5.8	5.1	10.9	0.02
Total Special Items		17.6	—	0.1	21.0	5.6	44.3	$0.09

Operating Earnings (Loss) (non-GAAP)		497.7	287.9	278.8	70.5	(56.5)	1,078.4	$2.19

(a)Reflected in Revenues and Income Tax Expense
(b)Reflected in Fuel Expense, Other Operation Expenses and Income Tax Expense
(c)Reflected in Other Operation Expenses and Income Tax Expense

American Electric Power
Summary of Selected Sales Data
Regulated Connected Load
(Data based on preliminary, unaudited results)

	Six Months Ended June 30,
ENERGY & DELIVERY SUMMARY	2020	2019	Change

Vertically Integrated Utilities
Retail Electric (in millions of kWh):
Residential	15,238	15,531	(1.9)%
Commercial	10,516	11,343	(7.3)%
Industrial	16,174	17,410	(7.1)%
Miscellaneous	1,041	1,093	(4.8)%
Total Retail	42,969	45,377	(5.3)%

Wholesale Electric (in millions of kWh): (a)	8,542	10,630	(19.6)%

Total KWHs	51,511	56,007	(8.0)%

Transmission & Distribution Utilities
Retail Electric (in millions of kWh):
Residential	12,599	12,346	2.0%
Commercial	11,432	11,850	(3.5)%
Industrial	11,056	11,635	(5.0)%
Miscellaneous	362	372	(2.7)%
Total Retail (b)	35,449	36,203	(2.1)%

Wholesale Electric (in millions of kWh): (a)	845	1,078	(21.6)%

Total KWHs	36,294	37,281	(2.6)%

(a)Includes off-system sales, municipalities and cooperatives, unit power, and other wholesale customers
(b)Represents energy delivered to distribution customers